UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): March 10, 2022

AMERICAN TOWER CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14195	65-0723837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

116 Huntington Avenue
Boston, Massachusetts 02116
(Address of Principal Executive Offices) (Zip Code)

(617) 375-7500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AMT	New York Stock Exchange
1.375% Senior Notes due 2025	AMT 25A	New York Stock Exchange
1.950% Senior Notes due 2026	AMT 26B	New York Stock Exchange
0.450% Senior Notes due 2027	AMT 27C	New York Stock Exchange
0.400% Senior Notes due 2027	AMT 27D	New York Stock Exchange
0.500% Senior Notes due 2028	AMT 28A	New York Stock Exchange
0.875% Senior Notes due 2029	AMT 29B	New York Stock Exchange
0.950% Senior Notes due 2030	AMT 30C	New York Stock Exchange
1.000% Senior Notes due 2032	AMT 32	New York Stock Exchange
1.250% Senior Notes due 2033	AMT 33	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Director Election. On March 10, 2022, the Board of Directors (the “Board”) of American Tower Corporation (the “Company”) elected Kelly C. Chambliss as a director, effective immediately. The Board has not determined committee appointments for Ms. Chambliss at this time. In accordance with the Company’s Amended and Restated By-Laws, Ms. Chambliss will serve as a director until the next Annual Meeting of Stockholders or until her successor is duly elected and qualified.

Ms. Chambliss is the Senior Vice President and Chief Operating Officer at IBM Consulting. Prior to this role, she was Senior Vice President of IBM Consulting, Americas and Strategic Sales. She has served in various other senior leadership roles at IBM since late 2002, including as the Chief Technology Officer for IBM Global Business Services (“GBS”) and the Managing Partner for the Industrial and Distribution Markets in GBS within the United States. Ms. Chambliss joined IBM through the acquisition of PricewaterhouseCoopers Consulting, where she was a Partner. From September 2016 through December 2021, Ms. Chambliss served on the Board of Directors of CoreSite Realty Corporation, which was acquired by the Company on December 28, 2021.

For her service on the Board, Ms. Chambliss will receive the Company’s standard compensation for non-employee directors.

A copy of the press release (the “Press Release”) announcing the appointment of Ms. Chambliss to the Board is filed herewith as Exhibit 99.1.

Item 8.01    Other Events.

On March 10, 2022, the Board declared a cash distribution of $1.40 per share of the Company’s common stock, payable on April 29, 2022 to the stockholders of record at the close of business on April 13, 2022.

A copy of the Press Release announcing the quarterly distribution is filed herewith as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Press Release, dated March 11, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TOWER CORPORATION
(Registrant)

Date:	March 11, 2022	By:	/s/ Rodney M. Smith
Rodney M. Smith
Executive Vice President, Chief Financial Officer and Treasurer